UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2023
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Cohen & Steers, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32236	14-1904657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue
New York, NY 10017
(Address of principal executive offices and Zip Code)
(212) 832-3232
(Registrant's telephone number, including area code)

_________________________________________ (Former name or former address, if changed since last report)
  ________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNS	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders

On May 4, 2023, Cohen & Steers, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, each shareholder of record of common stock of the Company as of March 9, 2023 was entitled to vote, and each shareholder was entitled to one vote per share of common stock.

At the Annual Meeting, the shareholders of the Company (i) elected the nine director nominees to the board of directors of the Company to serve until the 2024 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, (iii) approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers and (iv) recommended, in a non-binding advisory vote, that a shareholder vote to approve the compensation of the Company’s named executive officers should occur every one year. Set forth below are the final voting results with respect to each matter submitted to a vote of the shareholders.

(i)    Election of director nominees:

	Aggregate Votes
Nominees	For	Against	Abstain	Broker Non-Votes
Martin Cohen	43,828,187	879,238	9,383	1,891,970
Robert H. Steers	43,840,845	866,551	9,412	1,891,970
Joseph M. Harvey	44,488,629	219,267	8,912	1,891,970
Reena Aggarwal	40,388,409	4,319,576	8,823	1,891,970
Frank T. Connor	44,300,244	407,637	8,927	1,891,970
Peter L. Rhein	43,574,439	1,097,415	44,954	1,891,970
Richard P. Simon	43,549,640	1,122,214	44,954	1,891,970
Dasha Smith	44,133,295	574,734	8,779	1,891,970
Edmond D. Villani	43,611,099	1,096,824	8,885	1,891,970

(ii)    Ratification of appointment of Deloitte & Touche LLP:

Aggregate Votes
For	Against	Abstain
46,257,506	344,535	6,737

(iii)    Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

Aggregate Votes
For	Against	Abstain	Broker Non-Votes
39,165,996	5,531,424	19,388	1,891,970

(iv)    Recommendation, in a non-binding advisory vote, of whether a shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years:

Aggregate Votes
1 Year	2 Years	3 Years	Abstain
43,915,797	886	782,239	17,886

As disclosed above, a majority of the votes cast were in favor of holding a shareholder vote to approve the compensation of the Company’s named executive officers every one year. Considering such vote and consistent with the Company’s recommendation, the Company’s board of directors determined that it intends to include an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

Date:	May 8, 2023	By:	/s/ Brian Heller
Name: Brian Heller
Title: Senior Vice President, Corporate Counsel and Assistant Secretary